SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: October 18, 1999

                             SBC COMMUNICATIONS INC.

                             A Delaware Corporation

                           Commission File No. 1-8610

                           IRS Employer No. 43-1301883

                   175 E. Houston, San Antonio, Texas 78205

                         Telephone Number (210) 821-4105



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Item 5.    Other Events

Attached as an exhibit is a press release issued by SBC Communications Inc. on October 18, 1999 announcing SBC's broadband initiative.

Item 7.    Financial Statements and Exhibits

99 October 18, 1999 Press Release - SBC Launches $6 Billion Initiative to Transform it into America's Largest Single Broadband Provider


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                                  EXHIBIT INDEX

Exhibit Number

99 October 18, 1999 Press Release - SBC Launches $6 Billion Initiative to Transform it into America's Largest Single Broadband Provider


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         SBC Communications Inc.


                                        /s/ Roger Wohlert
                                        -------------------------
                                          Roger Wohlert
                                          Assistant Treasurer



October 19, 1999